CONTINGENCIES	12 Months Ended
Dec. 31, 2020
CONTINGENCIES
CONTINGENCIES

25. CONTINGENCIES

In the context of disputes between the Corporation and a competitor, legal proceedings have been initiated by the Corporation and against the Corporation. At this stage of proceedings, management of the Corporation is in the opinion that the outcome is not expected to have a material adverse effect on the Corporation’s results or on its financial position.

There are also a number of other legal proceedings against the Corporation that are pending. Generally, management of the Corporation establishes provisions for claims or actions considering the facts of each case. The Corporation cannot determine when and if any payment will be made related to these legal proceedings.

On August 15, 2019, the CRTC issued an order finalizing the rates, retroactively to March 31, 2016, at which the large cable and telephone companies provide aggregated wholesale access to their high-speed Internet networks. The interim rates in effect since 2016 have been invoiced to resellers and accounted for in the Corporation’s consolidated financial statements. The new proposed rates are substantially lower than the interim rates and could represent a reduction in earnings of approximately $30.0 million (before income taxes) for the year 2020 and a retrospective reduction of approximately $52.0 million (before income taxes) from March 31, 2016 to December 31, 2019. On September 28, 2020, the CRTC approved a request from a coalition of cable companies (including Videotron) to stay the implementation of the order pertaining to final rates pending its final determination on the review and vary requests. Accordingly, at this stage of these proceedings, the Corporation still estimates that the interim rates are the appropriate basis to account for its wholesale Internet access revenues.